CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edward L. Jaroski, President of Capstone Social Ethics and religious Values Fund (the "Fund"), certify that:

1. The N-CSR of the Fund for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


By:      /s/ Edward L. Jaroski
         -----------------------------------
         President

Date:    December 15, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO INCAP SERVICE COMPANY AND WILL BE RETAINED BY INCAP SERVICE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Linda G. Giuffre, Secretary/Treasurer of Capstone Social Ethics and Religious Values Fund (the "Fund"), certify that:

1. The N-CSR of the Fund for the period ended September 30, 2003, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


By:      /s/ Linda G. Giuffre
         -----------------------------------
         Secretary/Treasurer

Date:    December 15, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO INCAP SERVICE COMPANY AND WILL BE RETAINED BY INCAP SERVICE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.